Monaker Group, Inc. 8-K

Exhibit 10.2

FIRST AMENDMENT TO

AMENDED PROMISSORY NOTE

This First Amendment to Amended Promissory Note (this “Agreement”), dated March 12, 2019 and effective as of February 28, 2019 (the “Effective Date”), amends that certain Amended Promissory Note in the original principal amount of $230,000 (as amended and extended to date, the “Note”, a copy of which has been filed as an exhibit to the Lender’s filings with the Securities and Exchange Commission[1]) made and entered into effective as of October 19, 2018, by and between Bettwork Industries Inc., a Nevada company, having an address at 704 North 39th Street, Suite 120, Ft Pierce, FL 34947 (“Borrower”) and Monaker Group Inc., located at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331 (“Lender”). Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Note.

WHEREAS, the Borrower and the Lender desire to amend the Note to extend the Maturity Date of the Note and provide the Lender a conversion right into common stock of the Borrower, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1.

Amendment to Note.

(a)

Effective as of the Effective Date, the definition of “Maturity Date” in the introductory paragraph of the Note shall be amended from “February 28th, 2019” to “August 31, 2019” (the “Maturity Extension”);

(b)

Effective as of the Effective Date, the second paragraph of the Note shall be amended to read “The Term Period for this Promissory Note is from the date first written above until the Maturity Date, with the following key conditions:”

(c)

Effective as of the Effective Date, the paragraph of the Note which provides that “This Note may be prepaid in whole or in part at any time, without penalty or premium.”, shall be amended to read, “This Note may be prepaid in whole or in part at any time, without penalty or premium, provided that the Borrower shall provide the Lender at least 10 days written notice of any planned repayment, during which period the Lender may exercise the Conversion Right (provided that nothing in this paragraph shall limit the Lender’s ability to exercise such Conversion Right at times other than during such notice period in any way).”

(d)

Effective as of the Effective Date, the Note shall be amended to include the following paragraphs (and rights provided for therein)(the “Conversion Right”), as a new paragraph immediately following the paragraph amended pursuant to Section 1(c), above:

1 https://www.sec.gov/Archives/edgar/data/1372183/000158069519000028/ex10-13.htm

First Amendment to Amended Promissory Note
March 12, 2019

“Lender’s Option to Convert This Promissory Note Into Shares.

(a)

At any time prior to the payment in full by the Borrower of this Note, the Lender shall have the option to convert the then outstanding Principal Amount balance and any accrued interest under the Promissory Note (or any portion thereof), into shares of common stock (the “Shares” and the “Common Stock”) of the Borrower (the “Conversion Option”) at the Conversion Price (each a “Conversion” and the “Conversion Right”). The “Conversion Price” shall equal $0.75 per Share;

(b)

In order to exercise this Conversion Option, the Lender shall surrender this Promissory Note to the Borrower and provide the Borrower a written notice of its intentions to exercise this Conversion Right, which notice shall set forth the amount of this Promissory Note to be converted, and the calculation of the Conversion Price (the “Notice of Conversion”). Within ten (10) days of the Borrower’s receipt of the Notice of Conversion and this Note, the Borrower shall deliver or cause to be delivered to the Lender the Shares;

(c)

Conversion calculations shall be rounded to the nearest whole share of Common Stock;

(d)

If the Borrower at any time or from time to time on or after the effective date of the Note (the “Original Issuance Date”) effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Borrower at any time or from time to time on or after the Original Issuance Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased.

(e)

If the Common Stock issuable upon conversion of this Promissory Note at any time or from time to time shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, merger, consolidation, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section (d) above), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Lender shall have the right thereafter to convert this Promissory Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, merger, consolidation, substitution or other change, by holders of the number of shares of Common Stock into which such Promissory Note might have been converted immediately prior to such reclassification, exchange, merger, consolidation, substitution or other change, all subject to further adjustment as provided herein.

(f)

The Borrower, at its cost, and through its legal counsel, shall promptly (but no event later than five days after any conversion of this Promissory Note) supply an opinion letter to the Borrower’s transfer agent opining to the fact that the Shares of the Borrower issued pursuant to the conversion of this Promissory Note are exempt from the registration requirements of the Securities Act of 1933, amended (the “Securities Act”) pursuant to Rule 144 of the Securities Act.

First Amendment to Amended Promissory Note
March 12, 2019

(g)

Conversion Limitation.

(i)

The Borrower shall not effect any conversion of this Promissory Note, and Lender shall not have the right to convert any portion of this Promissory Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Lender (together with the Lender’s Affiliates (as defined below), and any persons acting as a group together with the Lender or any of the Lender’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Lender and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Promissory Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Promissory Note beneficially owned by the Lender or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Borrower subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Lender or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

(ii)

To the extent that the limitation contained in this Section (g) applies, the determination of whether this Promissory Note is convertible (in relation to other securities owned by the Lender together with any Affiliates) and of which principal amount of this Promissory Note is convertible shall be in the sole discretion of the Lender, and the submission of a Notice of Conversion shall be deemed to be the Lender’s determination of whether this Promissory Note may be converted (in relation to other securities owned by the Lender together with any Affiliates) and which principal amount of this Promissory Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Lender will be deemed to represent to the Borrower each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Borrower shall have no obligation to verify or confirm the accuracy of such above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)

For purposes of this Section (g), in determining the number of outstanding shares of Common Stock, the Lender may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (a) the Borrower’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (b) a more recent public announcement by the Borrower, or (c) a more recent written notice by the Borrower or the Borrower’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of Lender, the Borrower shall within two days confirm orally and in writing to the Lender the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Borrower, including this Promissory Note, by the Lender or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

First Amendment to Amended Promissory Note
March 12, 2019

(iv)

The “Beneficial Ownership Limitation” shall be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Promissory Note held by the Lender. The Lender, upon not less than 61 days’ prior written notice to the Borrower, may decrease the Beneficial Ownership Limitation provisions of this Section (g). Any such decrease will not be effective until the 61st day after such written notice is delivered to the Borrower. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section (g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. For purposes of this Section (g) “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Securities Act.”

2.

Confirmations.

(a)

Lender agrees and confirms that the Note shall be due and payable on August 31, 2019 as a result of the Maturity Extension described herein.

(b)

Borrower agrees that as a result of the amendments described above, the Note has the Conversion Rights (as defined above).

(c)

The Lender agrees and confirms that the Note is not currently in default.

(d)

The Lender and Borrower agree and confirm that the total Principal Amount of the Note is currently $190,000.

3.

Consideration. Each of the parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

First Amendment to Amended Promissory Note
March 12, 2019

4.

Mutual Representations, Covenants and Warranties. Each of the parties, for themselves and for the benefit of each of the other parties hereto, represents, covenants and warranties that:

 (a)

Such party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b)

The execution and delivery by such party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such party is bound or affected; and

(c)

Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

5.

Further Assurances. The parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

6.

Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Note, and/or any other documents, agreements or understandings entered into in connection therewith (collectively, “Ancillary Agreements”), to “Amended Promissory Note”, “Promissory Note”, “Note”, “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Note as modified or amended hereby.

7.

Note to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Note and Ancillary Agreements, and the terms and conditions thereof shall remain in full force and effect.

8.

Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise.

9.

Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

First Amendment to Amended Promissory Note
March 12, 2019

10.

Governing Law. This Agreement shall be governed by the laws of the State of Florida without regard to choice of law consideration. Borrower hereby irrevocably consents to the jurisdiction of the courts of the State of Florida and of any federal court located in such State in connection with any action or proceeding arising out of or relating to the Note or this Agreement.

11.

Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Borrower shall not assign any of its rights or obligations under the Note without the Lender’s prior written approval, provided that such obligations shall automatically be assigned to any successor of the Borrower.

12.

Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, ..gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

First Amendment to Amended Promissory Note
March 12, 2019

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date set forth on the first page hereof to be effective as of the Effective Date.

2 Approving, confirming, ratifying and agreeing to the terms and conditions of this Agreement and the Note.

First Amendment to Amended Promissory Note
March 12, 2019